




AllegianceBancshares, Inc.

NASDAQ: ABTX

Shareholder Meeting Presentation

May 12, 2016

Safe Harbor Statement

- "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: This presentation may contain forward-looking statements within the meaning of the securities laws that are based on various facts and derived utilizing important assumptions, present expectations, estimates and projections about Allegiance and its subsidiaries. These statements preceded by, followed by or that otherwise include the words "believes," "expects," "anticipates," "intends," "projects," "estimates," "plans" and similar expressions or future or conditional verbs such as "will," "should," "would," "may" and "could" are generally forward-looking in nature and not historical facts, although not all forward looking statements include the foregoing. Forward-looking statements include the information concerning Allegiance's future financial performance, business and growth strategy, projected plans and objectives, as well as projections of macroeconomic and industry trends, which are inherently unreliable due to the multiple factors that impact economic trends, and any such variations may be material. Such forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, many of which are outside of Allegiance's control, which may cause actual results to differ materially from those expressed or implied by the forward-looking statements. These risks and uncertainties include but are not limited to whether Allegiance can: continue to develop and maintain new and existing customer and community relationships; successfully implement its growth strategy, including identifying suitable acquisition targets and integrating the businesses of acquired companies and banks; continue to sustain its current internal growth rate; provide quality and competitive products and services that appeal to its customers; continue to have access to debt and equity capital markets; and achieve its performance objectives. These and various other factors are discussed in the Company's Annual Report on Form 10-K for the year ended December 31, 2015. Copies of the Annual Report on Form 10-K are available for download free of charge from the Investor Relations section of the website at www.allegiancebank.com. Any forward-looking statement made by the Company in this presentation speaks only as of the date on which it is made. Factors or events that could cause the Company's actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Allegiance Bancshares, Inc. Overview

AllegianceBank
We Practice What We Pledge.

2015

- Enterprise Bank (F&M Bancshares) with $569.7 million in total assets
  - Acquisition completed Jan 1, 2015
  - Retained TARP, TRUPS, refinanced Shareholder Debt
  - Consolidated 9 offices to 7 including 2 non-Houston locations
  - Data/System Conversion completed Feb 20, 2015
  - TARP retired in July, 2015
- Successful completion of Initial Public Offering on October 7, 2015
  - IPO Net Proceeds of $57.2 million
  - NASDAQ Ticker: ABTX
  - Paid down Bank Debt, Growth Capital


Houston

Q1 2016

- Sold 2 non-Houston branches: Mart/Rosebud, TX
  - 16 full service banking locations within the Houston MSA
  - $2.2 billion in total assets as of March 31, 2016

Footprint - De Novo and by Acquisition

Our Houston Franchise



De Novo
Independence
Enterprise
Houston
Pasadena
Sugar Land
Pearland
Baytown
Cinco Ranch
Richmond

Enterprise: $569.7M of Total Assets, $410.2M of Loans and $488.9M of Deposits

Independence: $222.1M of Total Assets, $132.4M of Loans and $199.4M of Deposits

Note: Not pictured Enterprise Rosebud and Mart branches.

In our short history, Allegiance has become the 4th largest Bank Holding Company headquartered in the Houston MSA (1)

Source: SNL Financial.
(1) Based on total assets as of most recent quarter.

Financial Highlights I

	Year Ended 12/31/14	Year Ended 12/31/15	3 Mos. Ended 3/31/16
Balance Sheet (millions)			
Assets	$ 1,280	$ 2,085	$ 2,211
Gross Loans	1,002	1,681	1,717
Deposits	1,134	1,759	1,843
Gross Loans/Deposits	88.4%	95.6%	93.2%
Total Stockholders Equity	132	259	266
Equity to Assets	10.3%	12.4%	12.1%
Profitability (millions)			
Net Interest Income	$ 46.8	$ 80.2	$ 21.1
Provision for Loan Losses	2.2	5.8	0.7
Noninterest Income	2.6	4.0	3.3
Noninterest Expense	33.5	54.8	14.3
Net Income to Common Shareholders	9.0	15.2	6.4
Net Inc. to C.S. – excluding branch sale	9.0	15.2	5.1
Growth Rates, Annualized			
Loans	19.7%	67.8%	8.6%
Loans – Organic Only	19.7%	26.8%	12.9%
Deposits	8.5%	55.1%	19.1%
Deposits – Organic Only	8.5%	12.0%	25.2%

AllegianceBancshares, Inc.

Financial Highlights II

Key Metrics	Year Ended 12/31/14	Year Ended 12/31/15	3 Mos. Ended 3/31/16
Diluted Earnings Per Share	$ 1.26	$ 1.43	$ 0.49
Weighted Ave. Shares Outstanding (million)	7.14	10.65	12.97
Net Interest Margin (TE)	4.31%	4.68%	4.45%
Efficiency Ratio	67.8%	65.3%	63.8%
Book Value per Share	$17.62	$20.17	$20.73
Tangible Book Value per Share	$15.90	$16.69	$17.30
ALLL to Total Loans	0.82%	0.78%	0.80%

Historical Balance Sheet Growth

Asset Growth



($ in millions)
Assets
Independence (1)
F&M Bancshares (2)
Total Assets CAGR: 36.7%
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$428
$616
$774
$1,165
$1,280
$2,085
$2,211
2010
2011
2012
2013
2014
2015
1Q 2016

Since inception in 2007, we have grown total assets to $2.2 billion, which ranks 7th out of 170 banks founded in that year as of the most recent quarter

(1) The Independence acquisition added $222.1 million of assets in 2013.
(2) The F&M Bancshares acquisition added $569.7 million of assets in 2015.

AllegianceBancshares, Inc.

Continued Organic Loan Growth

Loan Growth

($ in millions)



Loans
Acquired Loans
$1,800
$1,500
$1,200
$900
$600
$300
$0
CAGR: 37.6% / Organic CAGR: 28.0%
$322
$463
$577
$837
$132
$1,002
$1,681
$410
$1,717
2010
2011
2012
2013
2014
2015
1Q 2016

Loan Composition (as of March 31, 2016)



Approximately 54% of CRE is owner occupied
CRE Construction, 9.8%
1-4 Family Residential, 12.2%
Residential Construction, 5.9%
Consumer & Other, 0.6%
CRE (including multi-family), 44.8%
C&I, 21.7%
Mortgage warehouse, 5.0%

Loan Portfolio (as of March 31, 2016)

CRE (including multi-family)	$770.3	44.8%
C&I	372.1	21.7%
1-4 Family Residential	209.7	12.2%
CRE Construction	167.8	9.8%
Residential Construction	100.6	5.9%
Mortgage warehouse	86.2	5.0%
Consumer & Other	10.9	0.6%
Gross Loans	**$1,717.4**	**100.0%**

Strong Credit Quality

- Allowance for loan losses was $13.8 million, or 0.80% of loans and 197.1% of nonperforming loans, as of March 31, 2016
- Nonperforming assets were $8.5 million, or 0.38% of total assets, as of March 31, 2016
- Less than 3.3% of our loan portfolio has exposure to the energy industry and none is oil reserve/production-based

NPLs / Total Loans (1)


US
Texas
ABTX
3.19%
1.62%
0.59%
3.27%
1.53%
0.02%
2.93%
1.31%
0.94%
2.39%
1.12%
0.31%
1.95%
0.94%
0.32%
1.72%
0.93%
0.36%
1.65%
0.98%
0.41%
2010
2011
2012
2013
2014
2015
1Q 2016

NCOs / Avg. Loans (1)


US
Texas
ABTX
0.83%
0.38%
0.29%
0.69%
0.30%
0.25%
0.50%
0.24%
0.25%
0.34%
0.18%
0.02%
0.23%
0.13%
0.06%
0.15%
0.11%
0.06%
0.20%
0.14%
0.01%
2010
2011
2012
2013
2014
2015
1Q 2016 - Annual.

(1) US and Texas peer groups are calculated as an average for all regulated depository commercial banks. Financial data as of most recent quarter.

AllegianceBancshares, Inc.

Improved Deposit Sourcing and Composition

- Average cost of deposits was 0.48% for the quarter ended March 31, 2016

Deposit Composition (as of March 31, 2016)



[CATEGORY NAME]
37.1%
[CATEGORY NAME]
5.5%
[CATEGORY NAME]
23.5%
[CATEGORY NAME]
33.9%

Deposit Growth



($ in millions)
Deposits
Acquired Deposits
Noninterest-bearing %
CAGR: 34.9% / Organic CAGR: 23.4%
Total Deposits
Noninterest-bearing Deposits (%)
$2,000
$1,600
$1,200
$800
$400
$0
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
$383
$563
$704
$1,045
$199
$1,134
$1,759
$489
$1,843
20.1%
26.0%
30.8%
31.1%
33.0%
35.3%
37.1%
2010
2011
2012
2013
2014
2015
1Q 2016

AllegianceBancshares, Inc.

Net Interest Income Growth and Improved Efficiency

Net Interest Income and Net Interest Margin (TE)

($ in millions)



Net Interest Income
NIM
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
Net Interest Income
Net Interest Margin
CAGR: 38.3%
$15
$21
$29
$34
$47
$81
$84
4.24%
4.33%
4.44%
4.19%
4.31%
4.68%
4.45%
2010
2011
2012
2013
2014
2015
1Q 2016 (1)

Efficiency Ratio



80.0%
75.0%
70.0%
65.0%
60.0%
77.6%
74.4%
69.0%
69.2%
67.8%
65.3%
63.8%
2010
2011
2012
2013
2014
2015
1Q 2016

(1) Based 1Q 2016 net interest income of $21.1 million (or $84.3 million annualized).

AllegianceBancshares, Inc.

Exceptional Earnings Growth and Performance

Net Income Growth



($ in millions)
Net Income Attributable to Common Stockholders
$20.0
$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
CAGR: 53.1%
$2.0
$3.0
$4.6
$6.8
$9.0
$15.2
$18.7
2010
2011
2012
2013
2014
2015
1Q 2016-LTM

ROATCE and ROAA



ROATCE
ROAA
Adj. ROATCE
Adj. ROAA
ROATCE
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
1.50%
1.30%
1.10%
0.90%
0.70%
0.50%
4.76%
6.30%
7.38%
9.22%
8.70%
9.52%
10.47%
9.74%
0.53%
0.60%
0.65%
0.78%
0.75%
0.81%
0.93%
0.86%
2010
2011
2012
2013
2014
2015
1Q 2016-LTM (1)

(1) Excludes one-time gain from sale of branches of $1.3 million (after-tax).

AllegianceBancshares, Inc.

Houston MSA Banking Landscape

Houston Market Share Analysis

Rank	Bank	2015 Total Deposits in Houston MSA ($000)	2015 Houston MSA Deposit Market Share
1	JPMorgan Chase & Co. (NY)	$ 84,388,079	40.9%
2	Wells Fargo & Co. (CA)	25,158,379	12.2%
3	Bank of America Corp. (NC)	19,070,913	9.2%
4	BBVA	13,470,165	6.5%
5	Zions Bancorp. (UT)	9,851,378	4.8%
6	Prosperity Bancshares Inc. (TX)	4,694,516	2.3%
7	Cullen/Frost Bankers Inc. (TX)	4,074,856	2.0%
8	Capital One Financial Corp. (VA)	3,960,214	1.9%
9	Comerica Inc. (TX)	3,621,301	1.8%
10	Woodforest Financial Grp Inc. (TX)	3,079,743	1.5%
11	Cadence Bancorp LLC (TX)	2,533,903	1.2%
12	Texas Capital Bancshares Inc. (TX)	2,169,138	1.1%
13	Regions Financial Corp. (AL)	2,015,075	1.0%
14	Green Bancorp Inc. (TX)	1,995,462	1.0%
15	***Allegiance Bancshares Inc. (TX)***	***1,610,318***	***0.8%***
16	BOK Financial Corp. (OK)	1,545,336	0.8%
17	IBERIABANK Corp. (LA)	1,438,275	0.7%
18	Moody Bancshares Inc. (TX)	1,420,645	0.7%
19	CBFH Inc. (TX)	1,363,283	0.7%
20	Independent Bk Group Inc. (TX)	1,141,698	0.6%
21	East West Bancorp Inc. (CA)	1,050,697	0.5%
22	BB&T Corp. (NC)	980,479	0.5%
23	Industry Bancshares Inc. (TX)	955,469	0.5%
24	Post Oak Bancshares Inc. (TX)	926,854	0.5%
25	Texas Independent Bcshs Inc. (TX)	805,201	0.4%
	Non-Top 25 Banks in Houston MSA	**$ 13,106,018**	**6.3%**
	Houston MSA Total Deposits	**$ 206,427,395**	**100.0%**

Number of Banks Operating in Houston



Houston Based
22.8%
Non-Houston Based
77.2%

Source: SNL Financial. Deposit data as of June 30, 2015.
Note: Number of banks operating in the Houston, TX MSA as of April 26, 2016.

AllegianceBancshares, Inc.






AllegianceBancshares, Inc.

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